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                                WARRANT AGREEMENT


                          dated as of September -, 1999


                                     between


                            OXFORD HEALTH PLANS, INC.


                                       and


           CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Warrant Agent


              -----------------------------------------------------



                     Series A Warrants and Series B Warrants



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                                TABLE OF CONTENTS


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PARTIES..................................................................................................     1
RECITALS.................................................................................................     1


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1.  Definitions................................................................................     1
SECTION 1.2.  Other Obligations..........................................................................     3

                                   ARTICLE II

                                 TRANSFERABILITY

SECTION 2.1.  Registration...............................................................................     3
SECTION 2.2.  Form, Execution and Delivery of Warrant Certificates.......................................     3
SECTION 2.3.  Transfer...................................................................................     5
SECTION 2.4.  Legend on Warrant Shares...................................................................     5
SECTION 2.5.  Exchange of Warrant Certificate............................................................     5
SECTION 2.6.  Cancellation of Warrant Certificates.......................................................     5
SECTION 2.7.  Treatment of Holders of Warrant Certificates...............................................     6

                                   ARTICLE III

                              EXERCISE OF WARRANTS

SECTION 3.1.  Exercise of Warrants.......................................................................     6

                                   ARTICLE IV

                                PAYMENT OF TAXES

SECTION 4.1.  Payment of Taxes...........................................................................     7
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                                    ARTICLE V

                          MUTILATED OR MISSING WARRANT

SECTION 5.1.  Mutilated or Missing Warrant...............................................................     8

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT


SECTION 6.1.  Warrant Agent..............................................................................     8
SECTION 6.2.  Limitations on Warrant Agent's Obligations.................................................     9
SECTION 6.3.  Compliance with Applicable Laws............................................................    11
SECTION 6.4.  Appointment, Resignation and Appointment of Successor......................................    11

                                   ARTICLE VII

                                 MISCELLANEOUS

SECTION 7.1.  Amendments.................................................................................    12
SECTION 7.2.  Notices and Demands to the Company and Warrant Agent.......................................    13
SECTION 7.3.  Successors.................................................................................    13
SECTION 7.4.  Governing Law; Choice of Forum; Etc........................................................    13
SECTION 7.5.  Delivery of Prospectus.....................................................................    14
SECTION 7.6.  Obtaining of Governmental Approvals........................................................    14
SECTION 7.7.  Benefits of Warrant Agreement..............................................................    14
SECTION 7.8.  Headings...................................................................................    14
SECTION 7.9.  Severability...............................................................................    15
SECTION 7.10. Counterparts...............................................................................    15
SECTION 7.11. Inspection of Agreement....................................................................    15

                                    EXHIBITS

EXHIBIT A.    Form of Series A Warrant Certificate
EXHIBIT B.    Form of Series B Warrant Certificate
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                                WARRANT AGREEMENT

         WARRANT AGREEMENT, dated as of -, 1999 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), between Oxford Health Plans, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as Warrant Agent (the "Warrant Agent").


                              W I T N E S S E T H:

         WHEREAS, the holders named on Schedule A hereto (the "Existing Holders") purchased the Series A Warrants (the "Series A Warrants") to purchase Warrant Shares and the Series B Warrants (the "Series B Warrants", and together with the Series A Warrants, the "Warrants") to purchase Warrants Shares on May 13, 1998 pursuant to an Investment Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between the Company and TPG Partners II, L.P.;

         WHEREAS, the Existing Holders may sell the Warrants evidenced by warrant certificates issued pursuant to this Agreement (the "Warrant Certificates");

         WHEREAS, nothing in this Agreement is intended to alter or reduce the existing rights of the Existing Holders; and

         WHEREAS, the Warrant Agent has acted on behalf of the Company, and the Company desires the Warrant Agent to continue to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, exercise and cancellation of the Warrants;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS



         SECTION 1.1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "Common Stock" means the Company's common stock, $.01 par value per share.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Existing Holders" has the meaning set forth in the preamble hereto.

                  "Expiration Date" means the earlier of (i) May 13, 2008, and
         (ii) the date of an Optional Redemption.

                  "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

                  "Investment Agreement" has the meaning set forth in the preamble hereto.

                  "Optional Redemption" means, with respect to the Series A Warrants, a redemption of the Series D Preferred Stock pursuant to
         Article V, Section A of the Series D Certificate of Designations, and, with respect to the Series B Warrants, a redemption of the Series E Preferred Stock pursuant to Article V, Section A of the Series E Certificate of Designations.

                  "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Series D Certificate of Designations" means the Certificate of Designations for the Series D Preferred Stock filed by the Company with the Secretary of State of the State of Delaware.

                  "Series E Certificate of Designations" means the Certificate of Designations for the Series E Preferred Stock filed by the Company with the Secretary of State of the State of Delaware.

                  "Series D Preferred Stock" means the Series D Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Series E Preferred Stock" means the Series E Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Warrant" has the meaning set forth in the preamble hereto.

                  "Warrant Agent" has the meaning set forth in the preamble hereto.

                  "Warrant Certificate" has the meaning in the preamble hereto.

                  "Warrantholder" has the meaning set forth in Section 2.1.

                  "Warrant Register" has the meaning set forth in Section 2.1 hereof.

                  "Warrant Shares" means the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

         SECTION 1.2. Other Obligations. Nothing in this Agreement shall permit the Company or the Warrant Agent to authorize or take any action that alters or reduces the rights of the Existing Holders under the Investment Agreement or the Warrants and in the event of any inconsistency between the provisions of this Agreement, on the one hand, and the Warrants or the Investment Agreement, on the other hand, the provisions of the Warrants, and/or in the case of the Existing Holders, the Investment Agreement, shall control.


                                   ARTICLE II

                                 TRANSFERABILITY

         SECTION 2.1. Registration. The Warrants shall be issued only in registered form. The Warrant Agent shall keep, at its corporate trust office, books (the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates in accordance with
Section 2.2 including transfers, exchanges, exercises and cancellations of outstanding Warrant Certificates. Whenever any Warrant Certificates are surrendered for transfer or exchange in accordance with Section 2.3 or Section 2.5, an authorized officer of the Warrant Agent shall manually countersign and deliver the Warrant Certificates which the holder thereof (the "Warrantholder") making the transfer or exchange is entitled to receive.

         SECTION 2.2. Form, Execution and Delivery of Warrant Certificates. (a) One or more certificates evidencing Series A Warrants to purchase not more than 15,800,000 Warrant Shares and one or more certificates evidencing Series B Warrants to purchase not more than 6,730,000 Warrant Shares may be executed by the Company and delivered


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to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrants shall be issued pursuant to this Agreement only in exchange for Warrants held by Existing Holders or upon transfer of Warrants by the Existing Holders pursuant to the Company's registration statement on Form S-3 (File No. 333-77529) or upon any subsequent transfer of Warrants.

         (b) Each Warrant Certificate, whenever issued hereunder, shall be in registered form substantially in the form set forth in Exhibit A hereto, in the case of Series A Warrants, or in the form set forth in Exhibit B hereto, in the case of Series B Warrants, which Exhibits are hereby incorporated herein by reference, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement. Each Warrant Certificate shall be printed, lithographed, typewritten, mimeographed or engraved or otherwise reproduced in any other manner as may be approved by the officers executing the same (such execution to be conclusive evidence of such approval) and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (such execution to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, the Investment Agreement or the Warrants or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any regulation of any stock exchange on which the Warrants or the Warrant Shares may be listed, or to conform to usage. Each Warrant Certificate shall be signed on behalf of the Company by its chairman or vice-chairman of the board of directors, or its president or vice-president, and by its treasurer or an assistant treasurer, or its secretary or an assistant secretary. The signature of any such officer on any Warrant Certificate may be manual or by facsimile. Each Warrant Certificate, when so signed on behalf of the Company, shall be delivered to the Warrant Agent together with an order for the countersignature and delivery of such Warrants by the Warrant Agent.

         (c) The Warrant Agent shall, upon receipt of any Warrant Certificate duly executed on behalf of the Company, countersign such Warrant Certificate and deliver such Warrant Certificate to or upon the order of the Company. Each Warrant Certificate shall be dated the date of its countersignature.

         (d) No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby may be exercised, unless such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate has been duly issued under the terms of this Agreement.

         (e) If any officer of the Company who has signed any Warrant Certificate either manually or by facsimile signature shall cease to be such officer before such Warrant


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Certificate shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificate nevertheless may be countersigned and delivered as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company as specified in this Section 2.2, regardless of whether at the date of the execution of this Agreement any such person was such officer.

         (f) The Warrantholders shall be entitled to receive Warrants in physical, certificated registered form.

         SECTION 2.3. Transfer. A Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the Warrant Register upon surrender of such Warrant Certificate at the corporate trust office of the Warrant Agent, duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in
Section 2.2, a new Warrant Certificate or Warrant Certificates in appropriate denomination to the Person or Persons entitled thereto.

         SECTION 2.4. Legend on Warrant Shares. If and for so long as required by the Investment Agreement, the Warrant Certificates shall contain a legend as set forth in Section 8.10 of the Investment Agreement. Such legend may be changed only upon notice by the Company to the Warrant Agent, which notice will be given in accordance with Section 8.10 of the Investment Agreement.

         SECTION 2.5. Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 2.2., to the Person entitled thereto a new Warrant Certificate or Certificates as so requested.

         SECTION 2.6. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered to the Warrant Agent for transfer, exchange or exercise of the Warrants evidenced thereby shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the


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
Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company. Any Warrant Certificate surrendered to the Company for transfer, exchange or exercise of the Warrants evidenced thereby shall be promptly delivered to the Warrant Agent and such transfer, exchange or exercise shall not be effective until such Warrant Certificate has been received by the Warrant Agent.

         SECTION 2.7. Treatment of Holders of Warrant Certificates. Every Warrantholder consents and agrees with the Company, the Warrant Agent and with every subsequent Warrantholder that until the Warrant Certificate is transferred on the books of the Warrant Agent, the Company and the Warrant Agent may treat the registered Warrantholder of such Warrant Certificate as the absolute owner of the Warrants evidenced thereby for any purpose and as the person entitled to exercise the rights attaching to the Warrants evidenced thereby, any notice to the contrary notwithstanding.


                                   ARTICLE III

                              EXERCISE OF WARRANTS

         SECTION 3.1. (a) A Warrantholder may exercise the Warrants, in whole or in part, by presentation and surrender to the Warrant Agent of the Warrant Certificate together with the attached Election to Exercise, in accordance with
Section 4.2 of the Warrant Certificate. If the date specified as the exercise date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Warrantholder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the Warrantholder and the Company. Neither the Company nor the Warrant Agent shall have any obligation to inform a Warrantholder of the invalidity of any exercise of Warrants. The Warrant Agent shall deposit all funds received by it in payment of the Exercise Price in the account of the Company maintained with the Warrant Agent for such purpose and shall advise the Company upon its request by telephone at the end of each day on which funds for the exercise of the Warrants are received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephonic advice to the Company in writing.

         (b) The Warrant Agent shall, by 11:00 A.M. on the second Business Day following the exercise date of any Warrant, advise the Company and the transfer agent and registrar in respect of the Warrant Shares issuable upon such exercise as to the number of Warrants exercised in accordance with the terms and conditions of this

Agreement, the instructions of each Warrantholder with respect to delivery of the Warrant Shares issuable upon such exercise, and the delivery of definitive Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and such other information as the Company or such transfer agent and registrar shall reasonably require.

         (c) On the terms and subject to the conditions set forth in this Agreement and in the Warrant Certificate, upon presentation and surrender of the Warrant Certificate and payment of the aggregate Exercise Price as set forth in
Section 4.2 of the Warrant Certificate, the Company shall promptly issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 11 of the Warrant Certificate, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. Upon receipt of such Warrant Shares, the Warrant Agent shall transmit such Warrant Shares to the Warrantholder, or to such Persons as the Warrantholder may designate in writing together with, or preceded by, the prospectus in accordance with Section
7.5 hereof. The Company agrees that it will provide such information and documents to the Warrant Agent as may be necessary for the Warrant Agent to fulfill its obligations under this Agreement. In the event that the Warrants are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants. Upon receipt of such Warrant Certificate, the Warrant Agent shall countersign and deliver such Warrant Certificate to the Warrantholder, or to such persons as the Warrantholder may designate in writing.

                                   ARTICLE IV

                                PAYMENT OF TAXES

         SECTION 4.1. Payment of Taxes. The Company shall pay any and all documentary stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant Certificate surrendered upon exercise, and in case of any such tax or charge, the Warrant Agent and the Company shall not be required to issue any security or


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property or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is payable.


                                    ARTICLE V

                          MUTILATED OR MISSING WARRANT

         SECTION 5.1. Mutilated or Missing Warrant. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.


                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

         SECTION 6.1. Warrant Agent. The Company hereby appoints ChaseMellon Shareholder Services, L.L.C. as Warrant Agent of the Company in respect of the Warrants upon the terms and subject to the conditions herein set forth, and ChaseMellon Shareholder Services, L.L.C. hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it.


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
         SECTION 6.2. Limitations on Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees:

                  (a) Compensation and Indemnification. The Company agrees to pay the Warrant Agent compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for all reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Warrant Agent in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder. Anything to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage.

                  (b) Agent for the Company. In acting in the capacity of Warrant Agent under this Agreement, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants.

                  (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the written advice or opinion of such counsel.

                  (d) Documents. The Warrant Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, any Warrant, with the same rights that it or they would have were it not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as a depositary, trustee or agent for, any committee or body of holders of Warrants or Warrant Shares, or other securities or obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under either Indenture.

                  (f) No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

                  (g) No Liability for Invalidity. The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of the Warrant Certificates (except its countersignature thereon).

                  (h) No Responsibility for Recitals. The recitals contained in this Agreement and in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility hereby for the correctness of the same.

                  (i) No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are specifically set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in this Agreement or in any Warrant Certificate or in the case of the receipt of any written demand from a Warrantholder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.2 hereof, to make any demand upon the Company.

                  (j) Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officers.

                  (k) Delegation. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it to perform any duty hereunder either itself or by or through its attorneys or agents.

         SECTION 6.3. Compliance with Applicable Laws. The Warrant Agent agrees to comply with all applicable federal and state laws imposing obligations on it in respect of the services rendered by it under this Agreement and in connection with the Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Warrant Agent shall be responsible for its failure to comply with any such laws imposing obligations on it, including (but not limited to) any liability for its failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding.

         SECTION 6.4. Appointment, Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the Warrantholders from time to time, that there shall at all times be a Warrant Agent hereunder until all the Warrants issued hereunder have been exercised or have expired in accordance with their terms, which Warrant Agent shall be appointed in the Borough of Manhattan, The City of New York, and shall have a capital and surplus of at least $50,000,000.

         (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires such resignation to become effective; provided that such date shall not be less than three months after the date on which such notice is given, unless the Company agrees to accept such notice less than three months prior to such date of effectiveness. The Company may remove the Warrant Agent at any time by giving written notice to the Warrant Agent of such removal, specifying the date on which it desires such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (as set forth in subsection
(a)) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 6.2(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

         (c) If at any time the Warrant Agent shall resign, or shall cease to be qualified as set forth in subsection (a), or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under any applicable Federal or State bankruptcy or insolvency law or similar law, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver, conservator or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or to meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of any applicable Federal or State bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as set forth in subsection (a), shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as herein provided of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent under this Agreement.

         (d) Any successor Warrant Agent appointed under this Agreement shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent under this Agreement, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent under this Agreement.

         (e) Any Person into which the Warrant Agent may be merged or converted or any Person with which the Warrant Agent may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any Person to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, in each case provided that it shall be qualified as set forth in subsection (a), shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, including, without limitation, any successor to the Warrant Agent first named above.


                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1. Amendments. (a) This Agreement and any Warrant Certificate may be amended by the parties hereto by executing a supplemental warrant agreement (a "Supplemental Agreement"), without the consent of the Warrantholder of any Warrant, for the purpose of (i) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement that is not inconsistent with the provisions of this Agreement, the Warrant Certificates or the Investment Agreement, (ii) evidencing the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained in this Agreement and the

Warrants, (iii) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Warrants, (iv) adding to the covenants of the Company for the benefit of the Warrantholders or surrendering any right or power conferred upon the Company under this Agreement, (v) appointing a successor Warrant Agent, or (vi) amending this Agreement and the Warrants in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Warrantholders.

         (b) Without the consent of each Warrantholder of Warrants affected thereby, no amendment may be made that (i) changes the Warrants so as to reduce the number of Warrant Shares purchasable upon exercise of the Warrants or so as to increase the exercise price, (ii) shortens the period of time during which the Warrants may be exercised, (iii) otherwise adversely affects the exercise rights of the Warrantholders in any material respect, or (iv) reduces the number of unexercised Warrants the consent of the Warrantholders of which is required for amendment of this Agreement or the Warrants.

         (c) Notwithstanding anything contained herein to the contrary, the Warrant Agent may, but shall not be required to, enter any supplement or amendment that affects the Warrant Agent's own rights, duties, obligations or immunities under this Agreement.

         SECTION 7.2. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the Warrantholder, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 7.3. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         SECTION 7.4. Governing Law; Choice of Forum; Etc. The validity, construction and performance of Agreement shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. The Company and the Warrantholder (the "parties hereto") agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between or among any or all of the Company, the Warrant Agent and the Existing Holders and/or any Person who has become a Warrantholder shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Agreement for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Warrant Agent, at 111 Founders Plaza, Suite 1100, East Hartford, CT 06108,
Attention: Joan Hayes; (ii) the Company, at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrant Agent and (iii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

         SECTION 7.5. Delivery of Prospectus. The Company shall furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Shares deliverable upon exercise of Warrants and complying in all material respects with the Securities Act of 1933, as amended (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent shall deliver a Prospectus to the Warrantholder of such Warrant, prior to or concurrently with the delivery of the Warrant Shares issued upon such exercise.

         SECTION 7.6. Obtaining of Governmental Approvals. The Company shall from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, which the Company may deem necessary or appropriate in connection with the issuance, sale, transfer and delivery of the Warrants, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Shares to be issued upon exercise of Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 7.7. Benefits of Warrant Agreement. Nothing in this Agreement or any Warrant Certificate shall be construed to give to any Person other than the Company, the Warrant Agent and the Warrantholders any legal or equitable right, remedy or claim under this Agreement or any Warrant Certificate and this Agreement or any Warrant Certificate shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrantholders.

         SECTION 7.8. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 7.9. Severability. If any provision in this Agreement or in any Warrant Certificate shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provisions in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 7.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 7.11. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the corporate trust office of the Warrant Agent and at the office of the Company at 800 Connecticut Avenue, Norwalk, CT 06854, for inspection by any Warrantholder. The Warrant Agent may require any such Warrantholder to submit satisfactory proof of ownership for inspection by it.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                           OXFORD HEALTH PLANS, INC.


                                           By: __________________________
                                               Name:
                                               Title:



                                           CHASEMELLON SHAREHOLDER
                                             SERVICES, L.L.C.



                                           By: __________________________
                                               Name:
                                               Title:

                                                                       Exhibit A


                      Form of Series A Warrant Certificate

No.                                                         [Number of Warrants]

                                SERIES A WARRANTS

                      Exercisable commencing May 13, 1998;
                 Void after Expiration Time (as defined herein)

                  OXFORD HEALTH PLANS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ____________________, or registered assigns (the "Warrantholder"), is the owner of ______________Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time from and after May 13, 1998 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The number of shares of Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Common Stock are subject to adjustment from time to time pursuant to the provisions of Sections 8 and 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate are part of a series of warrants to purchase up to 15,800,000 shares of Common Stock (collectively, the "Warrants"), issued pursuant to an Investment Agreement, dated as of February 23, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between TPG Oxford LLC, a Delaware limited liability company (the "Investor"), and the Company, or pursuant to the Warrant Agreement, dated as of ________, 1999 (as it may be amended, supplemented or otherwise modified from time to time, the "Warrant Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent.

         Section 1.1. Other Obligations. The parties hereby acknowledge that, pursuant to the Warrant Agreement, nothing in the Warrant Agreement shall permit the Company or the Warrant Agent to authorize or take action that alters or reduces the rights of the Existing Holders (as defined therein) under the Investment Agreement or the Warrants and, in the event of any inconsistency between the provisions of the Warrant Agreement, on the one hand, and this Warrant Certificate or the Investment Agreement, on the other hand, the provisions of this Warrant Certificate and/or, in the case of the Existing Holders, the Investment Agreement shall control.

         Section 1.2. Definitions. As used in this Warrant Certificate, the following terms shall have the meanings set forth below:

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "Certificate of Designations" means the Certificate of Designations therefor, with respect to the Series D Preferred Stock or the Series E Preferred Stock, as the case may be, filed by the Company with the Secretary of State of the State of Delaware.

                  "Certificate of Incorporation" means the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

                  "Closing Price" with respect to a share of Common Stock on any day means, subject to Section 9.1(f) hereof, the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

                  "Common Stock" has the meaning set forth in the preamble hereto.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

                  "Exercise Price" has the meaning set forth in Section 8 hereof.

                  "Expiration Date" means the earlier of (i) May 13, 2008, and
         (ii) the date of an Optional Redemption.

                  "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

                  "Fractional Warrant Share" means any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "Investment Agreement" has the meaning set forth in the preamble hereto.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Issue Date" has the meaning set forth in the preamble hereto.

                  "Nasdaq" means The Nasdaq Stock Market's National Market.

                  "Offer Time" has the meaning set forth in Section 9.1(e) hereof.

                  "Optional Redemption" means a redemption of the Series D Preferred Stock pursuant to Article V, Section A of the Certificate of Designations therefor.

                  "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(b)) pursuant to which any class or series of Equity Securities of such Person is converted into the right to receive other securities, cash or other property.

                  "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Preferred Stock" means the Series D Preferred Stock and Series E Preferred Stock.

                  "Series D Preferred Stock" means the Series D Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Series E Preferred Stock" means the Series E Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Stated Value" means the stated value of the Series D Preferred Stock or the Series E Preferred Stock, as the case may be, in each case as set forth in the Certificate of Designations therefor.

                  "Trading Day" means any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

                  "Warrant" has the meaning set forth in the preamble hereto.

                  "Warrant Agent" means the Person named or otherwise appointed as such as set forth in Section 10 hereof.

                  "Warrant Agreement" has the meaning set forth in the preamble hereto.

                  "Warrant Certificate" has the meaning in the preamble hereto.

                  "Warrant Market Price" means the average of the Closing Prices of a share of Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered.

                  "Warrant Register" has the meaning set forth in Section 2.2 hereof.

                  "Warrant Shares" means the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "Warrantholder" has the meaning set forth in the preamble hereto.

                  Section 2. Transferability.

                  2.1 Registration. The Warrants shall be issued only in registered form.

                  2.2 Transfer. The Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at the corporate trust office of the Warrant Agent upon surrender of this Warrant Certificate at the corporate trust office of the Warrant Agent for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver a new Warrant Certificate or Certificates in appropriate denominations to the Person or Persons entitled thereto.

                  2.3. Legend on Warrant Shares. If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 8.10 of the Investment Agreement.

                  Section 3. Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute, and the Warrant Agent shall countersign and deliver to the Person entitled thereto a new Warrant Certificate or certificates as so requested.

                  Section 4. Term of Warrants; Exercise of Warrants.

                  4.1. Duration of Warrant. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. If the Warrants evidenced hereby are not exercised by the Expiration Time, they shall become void, and all rights hereunder shall thereupon cease.

                  4.2. Exercise of Warrant.

                  (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Warrant Agent of this Warrant Certificate together with the attached Election to Exercise duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made (i) in cash in an amount equal to the aggregate Exercise Price; (ii) by certified or official bank check in an amount equal to the aggregate Exercise Price; (iii) by an exchange (which shall be treated as a recapitalization) with the Company of a number of shares of Senior Preferred Stock having an aggregate Stated Value plus accumulated and unpaid dividends thereon equal to the aggregate Exercise Price;
(iv) by an exchange (which shall be treated as a recapitalization) with the Company of outstanding Warrants (other than the Warrants being exercised) having an aggregate Warrant Market Price which, after subtracting the aggregate Exercise Prices thereof, equals the aggregate Exercise Price of the Warrants being exercised; or (v) by any combination of the foregoing; provided, however, that (except to the extent expressly permitted by the proviso in Section 5(b) of the Share Exchange Agreement, dated as of February 13, 1999, by and among the Company and the investors named therein) the Warrantholders may not use shares of Series D Preferred Stock pursuant to clause (iii) or (v) in connection with any exercise prior to May 13, 2000.

                  (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 11 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. Upon receipt of such Warrant Shares, the Warrant Agent shall transmit such Warrant Shares to the Warrantholder, or to such Persons as the Warrantholder may designate in writing. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants. Upon receipt of such Warrant Certificate, the Warrant Agent shall countersign and deliver such Warrant Certificate to the Warrantholder, or to such persons as the Warrantholder may designate in writing.

                  (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant Certificate evidencing the respective Warrants was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

                  Section 5. Payment of Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the

Warrants evidenced by this Warrant Certificate or Certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant Certificate surrendered upon exercise, and in case of any such tax or charge, the Warrant Agent and the Company shall not be required to issue any security or property or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is payable.

                  Section 6. Mutilated or Missing Warrant. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

                  Section 7. Reservation of Shares. The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common Stock as shall be required for issuance or delivery upon exercise of the Warrants evidenced by this Warrant Certificate. The Company further agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then-par value of Warrant Shares issuable upon exercise hereof, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                  Section 8. Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $17.75, subject to adjustment pursuant to Section 9 hereof.

                  Section 9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

                  9.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) Issuances Below Market. In case the Company after the date hereof shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Warrantholder the rights or warrants that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date; and provided, further, that in no event shall the fact that the Series B Warrants of the Company become exercisable for shares of Common Stock upon occurrence of the Shareholder Approval (as defined in the Investment Agreement) constitute an issuance of rights or warrants pursuant to this Section 9.1(c). For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection (c) not be deemed issued until the occurrence of the earliest Trigger Event.

                  (d) Special Dividends. In case the Company after the date hereof shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Warrantholder the subscription rights referred to above that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date or (2) if the Company grants to each Warrantholder the right to receive, upon the exercise of the Warrants held by such Warrantholder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such Warrantholder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Warrantholder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection (d). Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection
         (d) not be deemed issued until the occurrence of the earliest Trigger Event.

                  (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Exercise Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                  (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this Section 9.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending not later than the day in question and commencing on a day selected at random in good faith by the Company which is not more than 20 Trading Days before the day in question, provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the

         Exercise Price pursuant to this Section 9 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section 9.1) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (e) of this Section 9.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending not later than the Offer Time of such tender or exchange offer and commencing on a day selected at random in good faith by the Company which date shall be on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the Commencement Date and prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on Nasdaq or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the Offer Time of such tender or exchange offer.

                  (g) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (g) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (g)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

                  (h) Calculations. All calculations under this Section 9.1 shall be made to the nearest $0.01.

                  (i) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 9.1, the Company shall promptly file with the Warrant Agent a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with Section 9.2 hereof and the record date therefor, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely upon such certificate, and shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

                  (j) Notice. In case:

                           (i) the Company shall declare any dividend or any
                  distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the stockholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                           (ii) the Company shall authorize the granting to the
                  holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                           (iii) of any reclassification of shares of Common
                  Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall mail or cause to be mailed to the Warrantholders, at their last addresses as they shall appear upon the Warrant Register, at least 30 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) Section 305. Anything in this Section 9.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  (l) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made pursuant to this
         Section 9.1 or Section 9.2 as a result of, or in connection with, the issuance of options or rights to purchase Common Stock issued to employees of the Company or its Subsidiaries pursuant to a stock option or other similar plan adopted by the Board of Directors or an employment agreement approved by the Board of Directors, or the modification, renewal or extension of any such plan or agreement if approved by the Board of Directors.

                  (m) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this
         Section 9, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  9.2. Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to Section 9.1 hereof the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

                  9.3. Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Constituent Person or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each non-electing share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in
Section 9.1 hereof.

                  9.4. Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 8,
Section 9.1 or Section

9.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.

                  Section 10. Warrant Agent. The Company shall cause to be appointed in the Borough of Manhattan, The City of New York, a Warrant Agent, having a capital and surplus of at least $50,000,000. Initially, Chase Mellon Shareholder Services, L.L.C. will act as Warrant Agent.


                  Section 11. Fractional Interests. The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If any Fractional Warrant Share would, but for the provisions of this Section 11, be issuable on the exercise of the Warrants evidenced by this Warrant Certificate (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Closing Price on the day of such exercise.

                  Section 12. No Rights as Shareholder. Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

                  Section 13. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

                  Section 14. Governing Law; Choice of Forum, Etc. The validity, construction and performance of this Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. The Company and the Warrantholder (the "parties hereto") agree that the appropriate and exclusive forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Investor and/or any Person who has become a Warrantholder, on the other, shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrant Agent, and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

                  Section 15. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this __ day of ________________, ______________.


                                        OXFORD HEALTH PLANS, INC.


                                        By:__________________________
                                           Name:
                                           Title:




Attest:

__________________________

Countersigned:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Warrant Agent

By:__________________________
   Name:
   Title:

                              ELECTION TO EXERCISE
                   (To be executed upon exercise of Warrants)

To OXFORD HEALTH PLANS, INC.:

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, Warrant Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [COMPLETE WHERE APPLICABLE]:

                  cash or a certified or official bank check in the amount of $__________; and/or

                  $__________ Stated Value of Senior Preferred Stock (as to which $ of accumulated dividends are unpaid), of which $____________ Stated Value and the corresponding accumulated dividends should be applied toward the payment of such Warrant Shares; and/or

                  _______ number of Warrants, valued at $__________ each (such value arrived at by subtracting the Exercise Price of $__________ from the Warrant Market Price of $__________, both the Exercise Price and Warrant Market Price determined in accordance with the provisions of the Warrant Certificate);

         For a total purchase price of $__________.

                  If the Stated Value and accumulated and unpaid dividends of the shares of Senior Preferred Stock or the value of the Warrants evidenced by the Warrant Certificate delivered herewith exceeds that portion of the payment which is to be paid by the surrender of such shares or Warrants, you are authorized, as agent of the undersigned, to deliver to the Company such shares or Warrant Certificate delivered herewith for exchange into smaller denominations in order that you may deliver to the undersigned new shares of Senior Preferred Stock or Warrant Certificates, in Stated Value or number as the case may be, equal to the difference between the Stated Value or number as the case may be, of the Senior Preferred Stock or Warrants surrendered, less the Stated Value or number as the case may be, thereof, used to purchase Warrant Shares.

Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any Fractional Warrant Shares to (please print name address and social security or other identifying number)*:

Name:

Address:

Soc. Sec. #:

AND, if said number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.

                                  Signature:**



* The Warrant Certificate and the Investment Agreement contain restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto





          (Name and Address of Assignee must be Printed or Typewritten)

Warrants to purchase ______ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing _________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:            ,



                                                 Signature of Registered Holder*



Signature Guaranteed:
                                                 Signature of Guarantor



* The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                                                                       Exhibit B


                      Form of Series B Warrant Certificate

No.                                                         [Number of Warrants]

                                SERIES B WARRANTS

                      Exercisable commencing May 13, 1998;
                 Void after Expiration Time (as defined herein)

                  OXFORD HEALTH PLANS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ____________________, or registered assigns (the "Warrantholder"), is the owner of ______________Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time from and after May 13, 1998 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The number of shares of Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Common Stock are subject to adjustment from time to time pursuant to the provisions of Sections 8 and 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate are part of a series of warrants to purchase up to 6,730,000 shares of Common Stock (collectively, the "Warrants"), issued pursuant to an Investment Agreement, dated as of February 23, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between TPG Oxford LLC, a Delaware limited liability company (the "Investor"), and the Company, or pursuant to the Warrant Agreement, dated as of ________, 1999 (as it may be amended, supplemented or otherwise modified from time to time, the "Warrant Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent.


                  Section 1.1. Other Obligations. The parties hereby acknowledge that, pursuant to the Warrant Agreement, nothing in the Warrant Agreement shall permit the Company or the Warrant Agent to authorize or take action that alters or reduces the rights of the Existing Holders (as defined therein) under the Investment Agreement or the Warrants and, in the event of any inconsistency between the provisions of the Warrant Agreement, on the one hand, and this Warrant Certificate or the Investment Agreement, on the other hand, the provisions of this Warrant Agreement and/or, in the case of the Existing Holders, the Investment Agreement shall control.

                  Section 1.2 Definitions. As used in this Warrant Certificate, the following terms shall have the meanings set forth below:

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "Certificate of Designations" means, with respect to the Series D Preferred Stock or the Series E Preferred Stock, as the case may be, the Certificate of Designations therefor filed by the Company with the Secretary of State of the State of Delaware.

                  "Certificate of Incorporation" means the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

                  "Closing Price" with respect to a share of Common Stock on any day means, subject to Section 9.1(f) hereof, the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

                  "Common Stock" has the meaning set forth in the preamble hereto.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

                  "Exercise Price" has the meaning set forth in Section 8 hereof.

                  "Expiration Date" means the earlier of (i) May 13, 2008, and
         (ii) the date of an Optional Redemption.

                  "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

                  "Fractional Warrant Share" means any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "Investment Agreement" has the meaning set forth in the preamble hereto.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Issue Date" has the meaning set forth in the preamble hereto.

                  "Nasdaq" means The Nasdaq Stock Market's National Market.

                  "Offer Time" has the meaning set forth in Section 9.1(e) hereof.

                  "Optional Redemption" means a redemption of the Series E Preferred Stock pursuant to Article V, Section A of the Certificate of Designations therefor.

                  "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(b)) pursuant to which any class or series of Equity Securities of such Person is converted into the right to receive other securities, cash or other property.

                  "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Preferred Stock" means the Series D Preferred Stock and Series E Preferred Stock.

                  "Series D Preferred Stock" means the Series D Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Series E Preferred Stock" means the Series E Cumulative Preferred Stock, par value $0.01 per share, of the Company.

                  "Stated Value" means the stated value of the Series D Preferred Stock or the Series E Preferred Stock , as the case may be, as set forth in the Certificate of Designations therefor.

                  "Trading Day" means any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

                  "Warrant" has the meaning set forth in the preamble hereto.

                  "Warrant Agent" means the Person named or otherwise appointed as such as set forth in Section 10 hereof.

                  "Warrant Agreement" has the meaning set forth in the preamble hereto.

                  "Warrant Certificate" has the meaning in the preamble hereto.

                  "Warrant Market Price" means the average of the Closing Prices of a share of Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered.

                  "Warrant Register" has the meaning set forth in Section 2.2 hereof.

                  "Warrant Shares" means the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "Warrantholder" has the meaning set forth in the preamble hereto.

                  Section 2. Transferability.

                  2.1 Registration. The Warrants shall be issued only in registered form.

                  2.2 Transfer. The Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at the corporate trust office of the Warrant Agent upon surrender of this Warrant Certificate at the corporate trust office of the Warrant Agent for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver a new Warrant Certificate or Certificates in appropriate denominations to the Person or Persons entitled thereto.

                  2.3. Legend on Warrant Shares. If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 8.10 of the Investment Agreement.

                  Section 3. Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute, and the Warrant Agent shall countersign and deliver to the Person entitled thereto a new Warrant certificate or certificates as so requested.

                  Section 4. Term of Warrants; Exercise of Warrants.

                  4.1. Duration of Warrant. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. If the Warrants evidenced hereby are not exercised by the Expiration Time, they shall become void, and all rights hereunder shall thereupon cease.

                  4.2. Exercise of Warrant.

                  (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Warrant Agent of this Warrant Certificate together with the attached Election to Exercise duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made (i) in cash in an amount equal to the aggregate Exercise Price; (ii) by certified or official bank check in an amount equal to the aggregate Exercise Price; (iii) by an exchange (which shall be treated as a recapitalization) with the Company of a number of shares of Senior Preferred Stock having an aggregate Stated Value plus accumulated and unpaid dividends thereon equal to the aggregate Exercise Price; (iv) by an exchange (which shall be treated as a recapitalization) with the Company of outstanding Warrants (other than the Warrants being exercised) having an aggregate Warrant Market Price which, after subtracting the aggregate Exercise Prices thereof, equals the aggregate Exercise Price of the Warrants being exercised; or (v) by any combination of the foregoing; provided, however, that (except to the extent expressly permitted by the proviso in Section 5(b) of the Share Exchange Agreement, dated as of February 13, 1999, by and among the Company and the investors named therein) the Warrantholders may not use shares of Series D Preferred Stock pursuant to clause (iii) or (v) in connection with any exercise prior to May 13, 2000.

                  (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 11 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. Upon receipt of such Warrant Shares, the Warrant Agent shall transmit such Warrant Shares to the Warrantholder, or to such Persons as the Warrantholder may designate in writing. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrant Agent a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants. Upon receipt of such Warrant Certificate, the Warrant Agent shall countersign and deliver such Warrant Certificate to the Warrantholder, or to such persons as the Warrantholder may designate in writing.

                  (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant Certificate evidencing the respective Warrants was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

                  Section 5. Payment of Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant Certificate surrendered upon exercise, and in case of any such tax or charge, the Warrant Agent and the Company shall not be required to issue any security or property or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is payable.

                  Section 6. Mutilated or Missing Warrant. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

                  Section 7. Reservation of Shares. The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common Stock as shall be required for issuance or delivery upon exercise of the Warrants evidenced by this Warrant Certificate. The Company further agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then-par value of Warrant Shares issuable upon exercise hereof, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                  Section 8. Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $17.75, subject to adjustment pursuant to Section 9 hereof.

                  Section 9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

                  9.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) Issuances Below Market. In case the Company after the date hereof shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Warrantholder the rights or warrants that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date; and provided, further, that in no event shall the fact that the Series B Warrants of the Company become exercisable for shares of Common Stock upon occurrence of the Shareholder Approval (as defined in the Investment Agreement) constitute an issuance of rights or warrants pursuant to this Section 9.1(c). For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection (c) not be deemed issued until the occurrence of the earliest Trigger Event.

                  (d) Special Dividends. In case the Company after the date hereof shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Warrantholder the subscription rights referred to above that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date or (2) if the Company grants to each Warrantholder the right to receive, upon the exercise of the Warrants held by such Warrantholder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such Warrantholder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Warrantholder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection (d). Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest Trigger Event.

                  (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Exercise Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by
         (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                  (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this Section 9.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending not later than the day in question and commencing on a day selected at random in good faith by the Company which is not more than 20 Trading Days before the day in question, provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section 9.1) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (e) of this Section 9.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending not later than the Offer Time of such tender or exchange offer and commencing on a day selected at random in good faith by the Company which date shall be on or after the latest (the "Commencement Date") of
         (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the Commencement Date and prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on Nasdaq or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the Offer Time of such tender or exchange offer.

                  (g) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (g) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (g)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

                  (h) Calculations. All calculations under this Section 9.1 shall be made to the nearest $0.01.

                  (i) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 9.1, the Company shall promptly file with the Warrant Agent a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with Section 9.2 hereof and the record date therefor, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely upon such certificate, and shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

                  (j) Notice. In case:

                           (a) the Company shall declare any dividend or any
                  distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the stockholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                           (b) the Company shall authorize the granting to the
                  holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                           (c) of any reclassification of shares of Common Stock
                  (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (d) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall mail or cause to be mailed to the Warrantholders, at their last addresses as they shall appear upon the Warrant Register, at least 30 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) Section 305. Anything in this Section 9.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  (l) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made pursuant to this Section 9.1 or Section 9.2 as a result of, or in connection with, the issuance of options or rights to purchase Common Stock issued to employees of the Company or its Subsidiaries pursuant to a stock option or other similar plan adopted by the Board of Directors or an employment agreement approved by the Board of Directors, or the modification, renewal or extension of any such plan or agreement if approved by the Board of Directors.

                  (m) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this
         Section 9, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  9.2. Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to Section 9.1 hereof the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

                  9.3. Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Constituent Person or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each non-electing share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in
Section 9.1 hereof.

                  9.4. Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 8,
Section 9.1 or Section 9.2
hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.

                  Section 10. Warrant Agent. The Company shall cause to be appointed in the Borough of Manhattan, The City of New York, a Warrant Agent, having a capital and surplus of at least $50,000,000. Initially, ChaseMellon Shareholder Services, L.L.C., will act as Warrant Agent.

                  Section 11. Fractional Interests. The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If any Fractional Warrant Share would, but for the provisions of this Section 11, be issuable on the exercise of the Warrants evidenced by this Warrant Certificate (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Closing Price on the day of such exercise.

                  Section 12. No Rights as Shareholder. Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

                  Section 13. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

                  Section 14. Governing Law; Choice of Forum, Etc. The validity, construction and performance of this Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. The Company and the Warrantholders (the "parties hereto") agree that the appropriate and exclusive forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Investor and/or any Person who has become a Warrantholder, on the other, shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrant Agent, and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register.

The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

                  Section 15. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this __ day of __________________, _____________________.

                                             OXFORD HEALTH PLANS, INC.


                                             By:______________________
                                                Name:
                                                Title:




Attest:
______________________

Countersigned:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C. , as Warrant Agent

By:______________________
   Name:
   Title:

                              ELECTION TO EXERCISE
                   (To be executed upon exercise of Warrants)

To OXFORD HEALTH PLANS, INC.:

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, Warrant Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [COMPLETE WHERE APPLICABLE]:

                  cash or a certified or official bank check in the amount of $__________; and/or

                  $__________ Stated Value of Senior Preferred Stock (as to which $__________ of accumulated dividends are unpaid), of which $____________ Stated Value and the corresponding accumulated dividends should be applied toward the payment of such Warrant Shares; and/or

                  _______ number of Warrants, valued at $__________ each (such value arrived at by subtracting the Exercise Price of $__________ from the Warrant Market Price of $__________, both the Exercise Price and Warrant Market Price determined in accordance with the provisions of the Warrant Certificate);

         For a total purchase price of $__________.

                  If the Stated Value and accumulated and unpaid dividends of the shares of Senior Preferred Stock or the value of the Warrants evidenced by the Warrant Certificate delivered herewith exceeds that portion of the payment which is to be paid by the surrender of such shares or Warrants, you are authorized, as agent of the undersigned, to deliver to the Company such shares or Warrant Certificate delivered herewith for exchange into smaller denominations in order that you may deliver to the undersigned new shares of Senior Preferred Stock or Warrant Certificates, in Stated Value or number as the case may be, equal to the difference between the Stated Value or number as the case may be, of the Senior Preferred Stock or Warrants surrendered, less the Stated Value or number as the case may be, thereof, used to purchase Warrant Shares.

Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any Fractional Warrant Shares to (please print name address and social security or other identifying number)*:

Name:

Address:

Soc. Sec. #:

AND, if said number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.

                                  Signature:**



* The Warrant Certificate and the Investment Agreement contain restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto





          (Name and Address of Assignee must be Printed or Typewritten)

Warrants to purchase ______ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing _________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:            ,



                                                 Signature of Registered Holder*



Signature Guaranteed:
                                                 Signature of Guarantor


* The above signature should correspond exactly with the name on the face of this Warrant Certificate.